SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))

                         [X] Definitive Proxy Statement

                       [ ] Definitive Additional Materials

                    [ ] Soliciting Material under Rule 14a-12

                           GREG MANNING AUCTIONS, INC.

                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (Check the appropriate box):

                              [X] No fee required.

       [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


1. (1) Title of each class of securities to which transaction applies:

   ------------------------------------------------------------------------
2. (2) Aggregate number of securities to which transaction applies:

   ------------------------------------------------------------------------
3. (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   ------------------------------------------------------------------------
4. (4) Proposed maximum aggregate value of transaction:

   ------------------------------------------------------------------------

5. ________________________________________________________________________

6. (5) Total fee paid:

7.     ___________________________________________________________________

8. [ ] Fee paid previously with preliminary materials.

9. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    ----------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No:

    ----------------------------------------------------------------------

    (3) Filing Party:

    ----------------------------------------------------------------------

    (4) Date Filed:

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

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                        Phone 800-221-0243 - 973-882-0004
                                Fax 973-882-3499
                               www.gregmanning.com




October 24, 2003

To Our Stockholders:

      You are cordially invited to attend the annual meeting of stockholders of Greg Manning Auctions, Inc., which will be held at the offices of Greg Manning Auctions, Inc., 775 Passaic Avenue, West Caldwell, New Jersey 07006, on Tuesday, December 16, 2003, at 10:00 AM Eastern Standard Time.

      The notice of annual meeting and proxy statement covering the formal business to be conducted at the annual meeting follow this letter.

      We hope that you will attend the annual meeting in person. Whether or not you plan to attend, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope to assure that your shares are represented at the meeting.


                                    Sincerely,

                                    /s/ MARTHA HUSICK
                                    --------------------
                                    MARTHA HUSICK
                                    Secretary

                           GREG MANNING AUCTIONS, INC.
                               775 Passaic Avenue
                         West Caldwell, New Jersey 07006
                                  973-882-0004

                  NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS
--------------------------------------------------------------------------------

      The annual meeting of stockholders of Greg Manning Auctions, Inc. ("GMAI") will be held at the offices of Greg Manning Auctions, Inc., 775 Passaic Avenue, West Caldwell, New Jersey 07006, on Tuesday, December 16, 2003, at 10:00 AM Eastern Standard Time for the following purposes:

      o to elect three directors to serve for terms of three years and until their respective successors have been duly elected and qualified;

      o to ratify the appointment of Amper, Politziner & Mattia P.C. as GMAI's independent public accountants for the fiscal year ending June 30, 2004; and

      o to transact such other business as may be properly brought before the meeting and any adjournment or postponement thereof.

      Stockholders of record at the close of business on October 17, 2003, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the reply envelope provided, which requires no postage if mailed in the United States. Stockholders attending the annual meeting may vote in person even if they have returned a proxy card. By promptly returning your proxy card, you will greatly assist us in preparing for the annual meeting.

                                    By order of the board of directors

                                    /s/ MARTHA HUSICK
                                    -------------------------
                                    MARTHA HUSICK
                                    Secretary

West Caldwell, New Jersey
October 24, 2003

                           GREG MANNING AUCTIONS, INC.


                               PROXY STATEMENT FOR
                       2003 ANNUAL MEETING OF STOCKHOLDERS
                         To be held on December 16, 2003

      Commencing on or about October 24, 2003, this proxy statement and the enclosed form of proxy card are being mailed to stockholders of Greg Manning Auctions, a Delaware corporation ("GMAI" or the "Company"), in connection with the GMAI board of directors' solicitation of proxies for use at the annual meeting of GMAI stockholders and at any adjournment or postponement. The annual meeting is being held at the offices of Greg Manning Auctions, Inc., 775 Passaic Avenue, West Caldwell, New Jersey 07006, on Tuesday, December 16, 2003, at 10:00 AM Eastern Standard Time, for the purposes described in this proxy statement.

      GMAI's annual report is included with this proxy statement. It contains GMAI's financial statements for fiscal year 2003 and other information concerning GMAI.

      During the ten days prior to the annual meeting, a list of stockholders entitled to vote at the annual meeting will be available for examination by stockholders at GMAI's principal executive offices located at 775 Passaic Avenue, West Caldwell, New Jersey 07006, during ordinary business hours. A shareholder list will also be available for examination at the annual meeting.

      If you are unable to attend the annual meeting, you may vote by proxy on any matter to come before the meeting. The board of directors is in this proxy statement soliciting your proxy. Any proxy given pursuant to this solicitation and received in time for the annual meeting will be voted as specified on the proxy card. If no instructions are given, proxies will be voted (1) FOR election of the nominees named below under the caption "Election of Directors," (2) FOR ratification of the appointment of Amper, Politziner & Mattia P.C. as GMAI's independent public accountants for the fiscal year ending June 30, 2004, and (3) in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the annual meeting. Attendance in person at the annual meeting will not of itself revoke a proxy, but any shareholder who does attend the annual meeting may revoke a proxy orally and vote in person. Proxies may be revoked at any time before they are voted by submitting a properly executed proxy with a later date or by sending a written notice of revocation to GMAI's corporate secretary at GMAI's principal executive offices.

      The holders of a majority of the outstanding shares of GMAI common stock entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or its nominee ("Broker Shares") that are voted in any manner are included in determining the number of votes present. Abstentions and Broker Shares that are not voted on any matter will not be included in determining whether a quorum is present.

      In order to be elected, a nominee for director must receive a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. The affirmative vote of the holders of a majority of the issued and outstanding shares of common stock present in person or by proxy and entitled to vote thereon is required to ratify the appointment of the independent public accountants and to approve the amendments to the 1997 stock incentive plan, as amended. In all cases abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast. GMAI has appointed an inspector who will determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies, and will receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting or any shareholder entitled to vote at the meeting, the inspectors will make a report in writing of any challenge, question or matter determined by them and execute a certificate of any fact found by them. Any report or certificate made by them will be prima facie evidence of the facts stated and of the vote as certified by them.

      Only stockholders of record at the close of business on October 17, 2003 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement. As of the close of business on October 8, 2003, there were 26,117,585 shares of GMAI common stock outstanding. Each share of common stock entitles the record holder to one vote on all matters properly brought before the annual meeting and any adjournment or postponement, with no cumulative voting.

      As of October 17, 2003, executive officers and directors of GMAI owned, in the aggregate, approximately 81% of the outstanding common stock (including for this purpose approximately 72% owned by Afinsa Bienes Tangibles, S.A. ("Afinsa") and its wholly owned subsidiary, Auctentia, S.L. "Auctentia".) They have indicated that they intend to vote in the manner recommended by the board of directors.


PROPOSAL 1 - ELECTION OF DIRECTORS

Nominees for Election

      GMAI's restated certificate of incorporation provides that the members of GMAI's board of directors must be divided into three classes, as nearly equal in size as possible, with the term of office of one class expiring each year. Accordingly, in any given year only those directors belonging to one class may be changed and it would take elections in three consecutive years to change the entire board of directors. At the upcoming annual meeting, three directors will be elected to serve three-year terms (until the third succeeding annual meeting, in 2006) and until their respective successors are duly elected and qualified. Unless authority to vote for the election of directors is withheld, the enclosed proxy will be voted FOR the election of the nominees named below.

      Esteban Perez, Scott S. Rosenblum and Anthony L. Bongiovanni have been nominated by the board of directors for election to the board, to serve until the third succeeding annual meeting, in 2006, and until their respective successors are duly elected and qualified. No other nominations were submitted.

      Gregory N. Roberts and Mark B. Segall have been elected, and Jose Miguel Herrero has been appointed, to serve until the 2005 annual meeting of stockholders.

      Greg Manning and James M. Davin have been elected, and Carlos de Figueiredo has been appointed, to serve until the 2004 annual meeting of stockholders.

      GMAI's restated certificate of incorporation provides that directors may be removed only for cause and that any such removal must be approved by the affirmative vote of at least a majority of the outstanding shares of GMAI capital stock entitled to vote generally in the election of directors cast at a meeting of stockholders called for that purpose. While GMAI believes that provision of the restated certificate of incorporation is in the best interests of GMAI and its stockholders, this requirement may have the effect of protecting management against outside interests.

Information Concerning Directors and Officers

      You will find below background information with respect to the nominees for election and the directors whose terms of office will continue after the upcoming annual meeting. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding their holdings of GMAI common stock.

NOMINEES FOR DIRECTORS WHOSE TERM EXPIRES IN 2006

      Anthony L. Bongiovanni, Jr., age 45, is President of Micro Strategies, Incorporated, a leading developer and supplier of microcomputer based business applications throughout the New York, New Jersey and Pennsylvania areas, which he founded in 1983. Mr. Bongiovanni has a B.S. in mechanical engineering from Rensellaer Polytechnical Institute. Mr. Bongiovanni also serves as Chief Technology Officer of GMAI.

      Esteban Perez, age 61, has been a director of GMAI since January 2001, and Chairman of the Board of GMAI since December 12, 2002. Mr. Perez was Chairman of Tubacex S.A., a listed company in the Spanish Stock Exchange, from which he departed in 1993, and now is Chairman of Auctentia, S.A. Mr. Perez is also Chairman of Corinphila, a stamp auction house in Zurich and Chairman of the Board of Finarte Espana, an art auction house in Madrid. Mr. Perez is graduated in Economics and Laws by the Deusto University and associate member since 1975 of "El Instituto Espanol de Analistas Financieros (Financial Analyst Spanish Institute).

      Scott S. Rosenblum, age 54, has been a director of the Company since December 1992. Mr. Rosenblum has been a partner (since 1991) in the law firm of Kramer Levin Naftalis & Frankel LLP, and previously (from 1984 to 1991) was a partner in the law firm of Stroock & Stroock & Lavan. Mr. Rosenblum received his J.D. degree from the University of Pennsylvania.

DIRECTORS WHOSE TERMS EXPIRE IN 2005

      Gregory N. Roberts, age 41, a director since February 2000, has been the President of Spectrum Numismatics since the early 1990s, following 9 years with Hannes Tulving in Newport Beach, CA. He has spent the last 24 years honing his skills to such an extent that he was able to successfully purchase such rare coins as the King of Siam proof set, the 1861 Pacquet Liberty Gold Coins-$1MM, and the Eliasberg-Stickney 1804 Silver Dollar-$1.8MM. He is also a lifetime member of the Professional Numismatics Guild.

      Mark B. Segall, age 41, a director since December 1999, is currently Chairman and CEO of Kidron Corporate Advisors, LLC, which provides corporate consulting services. Until July 2003, he was Chief Executive Officer of Investec Inc., the U.S. Investment Banking arm of The Investec Group. Mr. Segall was a partner at Kramer Levin Naftalis & Frankel LLP, a New York law firm, from 1995 through 1999. Mr. Segall serves on Board of Directors of Siliconix incorporated, Integrated Asset Management, and Trident Rowan Group, Inc.

      Jose Miguel Herrero, age 48, was appointed as a director of the Company on September 24, 2003. In 2001 he founded and thereafter served as managing partner of High Ground, a corporate finance firm focused on technology and innovation. In 1996 he founded and through 2000 served as CEO of LaNetro, S.A., an internet company based in Spain. Prior to that he served as managing partner of Berinor Associates. Mr. Herrero received his B.S. in Electrical Engineering and Computer Science and M.S. in Electrical Engineering from Santa Clara University, California, and obtained an M.B.A. in Finance and International Operations from U.C. Berkeley. Mr. Herrero holds board positions in several companies, and is a member of the "Circulo de Empresarios", a prominant think tank in Spain, and is a member of its committee on Corporate Governance.

DIRECTORS WHOSE TERMS EXPIRE IN 2004

      Greg Manning, age 57, has been Chairman of the Board of the Company since its inception in 1981 and Chief Executive Officer since December 8, 1992. Mr. Manning was the Company's President from 1981 until August 12, 1993 and from March 8, 1995 to the present. Mr. Manning also has been Chairman of the Board and President of CRM since its inception, which he founded as "Greg Manning Company, Inc." in 1961.

      James M. Davin, age 57, a director since February, 2000, has since 1994 been President of Davin Capital Corporation, a private investment company and Davin Capital, L.P., a private investment partnership. Mr. Davin is also a former member of the Advisory Board of the Georgetown University School of Business, from which he graduated in 1967. Mr. Davin's investment career started in 1969 at First Boston, from which he departed in 1988 as Managing Director to join Drexel Burnham Lambert Group, Inc. in 1990. Mr. Davin left Drexel as Executive Vice President, Senior Trading Official, a position mandated by the SEC under the company's agreement with the U.S. District Attorney's office, after which he joined Lehman Brothers. Mr. Davin departed Lehman Brothers in 1993 as Managing Director to serve as Vice Chairman of Craig Drill Capital, a private investment fund in New York. Mr. Davin has been an active member of the National Association of Securities Dealers, for which he was Chairman and Vice Chairman of Governors in 1987 as well as a board member from 1985 until 1988.

      Carlos de Figueiredo, age 37, was appointed a director and Second Vice Chairman of the Company on September 24, 2003. Until recently he was General Manager of Filafinsa, the philatelic division of Afinsa, and since 2002 was Administrator of Auctentia. Mr. de Figueiredo has a B.S. in Theoretical Physics from Universidad Complutense, Madrid, and an MBA from Instituto de Empresa, also in Madrid.

      Albertino de Figueiredo, formerly a member of the Board in the class whose term expires in 2004, resigned from the Board in September 2003, citing health reasons.

      The Board of Directors recommends that stockholders vote FOR the election of the nominees named above.

Directors' Meetings and Committees

      The Board of Directors met five times in fiscal 2003, and acted by written consent on one occasion. Each director attended at least 75% of the meetings of the Board of Directors and of the committees, if any, of which he was a member.

Audit Committee

      The Audit Committee of the Board of Directors during fiscal year 2003 consisted of James M. Davin, Mark Segall (appointed in December 2002) and Scott Rosenblum. In September 2003, Jose Miguel Herrero was appointed to the Audit Committee.

      The Audit Committee is responsible for the engagement or discharge of the independent accountants, reviews and approves services provided by the independent accountants, and reviews with the independent accountants the scope and results of their annual examination of the Company's consolidated financial statements and any recommendations they may have. The Audit Committee also reviews the Company's procedures with respect to maintaining books and records, the adequacy and implementation of internal auditing, accounting, disclosure, and financial controls, and the Company's policies concerning financial reporting and business practices.

      The Board has determined that Messrs. Davin, Segall and Herrero meet the independence requirements and other criteria established by Rule 4200(a)(14) of the Nasdaq listing standards, as well as the rules adopted by the SEC pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Representatives of the Nasdaq National Market System have advised the Company that, because of the services provided by Kramer Levin Naftalis & Frankel LLP, the law firm in which Mr. Rosenblum is a partner, and the Company's payments therefor, Mr. Rosenblum fails to meet the definition of "independent" under that rule. However, under Rule 4350(d)(2)(B) of such rules, one director who is not independent as defined in Rule 4200, and is not a current employee of the Company, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the corporation and its shareholders. The Board has determined that membership on the audit committee by Mr. Rosenblum is required by the best interests of the Company and its shareholders, given Mr. Rosenblum's long-standing relationship with the Company, his background and experience in financial and business matters, and the contributions he has made as a member of the committee to date, and resolved to retain Mr. Rosenblum as a member of the committee. Under the SEC rules, all members of the Audit Committee will be required to meet all applicable independence standards by no later than October 31, 2004.

      The Board has determined that all members of the Audit Committee meet all other current requirements under the Nasdaq listing standards, including those relating to financial literacy.

      The roles and responsibilities of the Audit Committee are set forth in a written Audit Committee Charter. In July 2003, the Board and the Audit Committee adopted a new Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit A.

      The audit committee met six times during fiscal 2003, including one time in executive session, at which time the committee met with the audit partner and audit team from Amper, Politziner & Mattia, P.C., the Company's independent auditors.

Compensation Committee

      During the year ended June 30, 2003, the Compensation Committee consisted of Esteban Perez (Chairman), James Davin, Greg Manning and Scott S. Rosenblum. On September 24, 2003, Carlos de Figueiredo was also appointed to the Compensation Committee. The Compensation Committee makes recommendations to the Board regarding compensation to executive officers. The Compensation Committee met three times during the fiscal year ended June 30, 2003.

Stock Option Committee

      During the year ended June 30, 2003, the Stock Option Committee consisted of Greg Manning (Chairman), Esteban Perez and Greg Roberts. The Stock Option Committee met four times during the fiscal year ended June 30, 2003.

Code of Ethics

      The Company's Code of Ethics ("Code") is available at the Company's internet website (www.gregmanning.com) and will be provided in print without charge to any shareholder who submits a request in writing to GMAI Investor Relations, 775 Passaic Avenue, West Caldwell, New Jersey 07006. The Code applies to the Company's Chief Executive Officer and all financial officers and employees. The Code provides that any waiver of the Code may be made only by the Board. Any such waiver in favor of a senior financial officer will be publicly disclosed. The Company plans to disclose amendments to, and waivers from, the Code on the Company's internet website: www.gregmanning.com.

Compensation of Directors

      GMAI currently reimburses each director for expenses incurred in connection with his attendance at each meeting of the board of directors or a committee on which he serves. In addition, each outside director receives annually options to purchase 22,500 shares of GMAI common stock for serving as such, and each member of the audit committee receives annually options to purchase an additional 10,000 shares. In addition, outside directors receive an annual cash payment of $10,000, plus an additional $1,000 for each Board or committee meeting attended. Outside committee chairs also receive $1,000 annually.

                               EXECUTIVE OFFICERS

GMAI's executive officers are as follows:

Name                 Age  Position
----                 ---  --------

Greg Manning         57   Chief Executive Officer and President

Ramon Egurbide       61   Chief Executive Officer, European Operations

Gregory N. Roberts   41   President, Spectrum Numismatics International, Inc.

Larry Crawford       55   Executive Vice President and Chief Financial Officer

Anthony Bongiovanni  45   Chief Technology Officer

Carol Meltzer        44   General Counsel

James Reiman         49   Executive Vice President

See "Election of Directors" for information relating to Messrs. Manning, Roberts and Bongiovanni.

      Ramon Egurbide, age 61, is CEO of GMAI, European Operations, which includes all the Company's European subsidiaries (Corinphila in Switzerland, The Kohler Companies in Germany and Central de Compras and Afinsa Auctions in Spain). Mr. Egurbide is graduated in Engineering by Bilbao University, and served as CFO of Tubacex, S.A., a listed company in the Spanish Stock Exchange, from which he departed in 1993. Since that time, he has been CFO in Afinsa Bienes Tangibles, S.A., and CEO of Auctentia, S.L., as well as Sole Administrator of several companies within The Afinsa Group.

      Larry Crawford, age 55, has been Executive Vice President and Chief Financial Officer since April 23, 2001. Mr. Crawford served as Chief Financial Officer of Arzee Holdings, Inc. from 1996 to 2001 and as Vice President of Finance and Chief Financial Officer of Talon, Inc., a subsidiary of Coats Viyella plc from 1987 to 1996. Mr. Crawford is a certified public accountant and received his B.A. degree from Pennsylvania State University and his M.B.A. degree from the Lubin School of Business of Pace University.

      Carol Meltzer, age 44, has provided legal services to the Company since 1995. She previously practiced law at Stroock & Stroock & Lavan LLP. She received her J.D. degree from the University of Michigan.

      James A. Reiman, age 49, is currently President and Chief Executive Officer of GMAI-Asia.com, Inc. Mr. Reiman served as GMAI's Executive Vice President, Strategic Development/Investor Relations from May 2000 through December 2002. Mr. Reiman was appointed as Executive Vice President of e-Commerce Business Development of GMAI in April 1999. Prior thereto, Mr. Reiman founded and operated TOB Consulting, a firm providing direct marketing and eCommerce consulting services. Since 1980, Mr. Reiman also has been engaged in the practice of law, both independently and with the firm of Barnes & Thurnberg, where he headed the Direct Marketing practice group.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires GMAI's directors and executive officers and persons who beneficially own more than ten percent of GMAI's common stock to report their ownership of and transactions in GMAI's common stock to the Securities and Exchange Commission. Copies of these reports are also required to be supplied to GMAI. GMAI believes, based solely on a review of the copies of such reports, that during the year ended June 30, 2003, all of such persons were in compliance with all applicable
Section 16(a) reporting requirements.

      There are no family relationships among any of GMAI's directors or executive officers.


                            EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth, for the last three fiscal years, the compensation earned for services rendered in all capacities by GMAI's chief executive officer and the other four highest-paid executive officers serving as such at the end of whose compensation for that fiscal year was in excess of $100,000, as well as the compensation earned by any executive officer who would otherwise have been included in this table on the basis of salary and bonus in fiscal year 2003 but who resigned or terminated employment during that year. The individuals named in the table will be hereinafter referred to as the "Named Officers." No other executive officer of GMAI received compensation in excess of $100,000 during fiscal year 2003.

----------------------------------------------------------------------------------------------------------------------
                                                                                   Long Term
                                                                               Compensation Awards:
                                           Annual Compensation                     Securities
                                                             Other Annual           Underlying           All Other
Name and Principal Position    Year Salary ($) Bonus ($)     Compensation          Options (#)          Compensation
----------------------------------------------------------------------------------------------------------------------
Greg Manning (1)               2003  400,000    355,000          (3)               410,000 (6)              None
Chief Executive Officer and    2002  332,500     50,000       58,719 (2)              None                  None
President                      2001  332,500     50,000      215,313 (2)           10,000 (4)               None
----------------------------------------------------------------------------------------------------------------------
Thomas A. Davanzo              2003     -          -
Chief Operating Officer (5)    2002  160,000     5,000           (3)                 10,000                 None
                               2001  141,154      None           (3)                 70,000                 None
----------------------------------------------------------------------------------------------------------------------
Gregory N. Roberts (1)         2003  338,466    100,000          (3)                    -                   None
President, Spectrum            2002  300,000     50,000          (3)               510,000 (4)              None
Numismatics, Inc.              2001  285,000      None           (3)               15,000 (4)               None
----------------------------------------------------------------------------------------------------------------------
Larry Crawford (1)             2003  150,000     50,000          (3)                 75,000                 None
Executive Vice President and   2002  150,000      None           (3)                 10,000                 None
Chief Financial Officer        2001   23,077      None           (3)                 40,000                 None
----------------------------------------------------------------------------------------------------------------------
Carol Meltzer,                 2003  117,200      None           (3)                 20,000                 None
General Counsel                2002  106,310      None           (3)                  5,000                 None
                               2001   6,030       None           (3)                  None                  None
----------------------------------------------------------------------------------------------------------------------


    (1) See "Employment Agreements, Termination of Employment and
Change-in-Control Arrangements", below.

    (2) Represents (1) a non-accountable expense allowance equal to $25,000, (2) the value of the use of certain automobiles, and (3) amounts earned as guarantee fees (see "Certain Relationships and Related Transactions"); such amount aggregated $188,813 in fiscal 2001 and $32,219 in fiscal 2002.

    (3) GMAI has concluded that the aggregate amount of perquisites and other personal benefits, if any, paid did not exceed the lesser of 10% of the Named Officer's total annual salary and bonus for this fiscal year or $50,000; so that amount is not included in the table.

    (4) These options were cancelled effective July 31, 2002 pursuant to the Company's exchange offer. On February 4, 2003, the Company issued the same number of new options pursuant to its 1997 Stock Incentive Plan, as amended (the "1997 Plan"), which are exercisable at the then-current market price and vest 50% immediately and 25% on each of the first and second anniversaries of the date of grant. See SC TO-I/A, filed on August 5, 2002 with the Securities and Exchange Commission.

    (5) Mr. Davanzo resigned as Chief Operating Officer in December 2001 and from all positions with the company in August 2002.

    (6) 185,000 of these options were cancelled effective July 31, 2002, and new options were granted on February 4, 2003. See footnote 4, above.

      GMAI has no long-term incentive plan.

Option Grants Table for Fiscal 2003

      The following table contains information concerning the grant of stock options under the 1997 Plan to the Named Officers during the fiscal year. No stock appreciation rights were granted during the year.

----------------------------------------------------------------------------------------------------------- ----------------------
                                                                                                             Potential Realizable
                                            Individual Grants                                                  Value at Assumed
                                                                                                            Annual Rates of Stock
                                                                                                              Price Appreciation
                                                                                                               for Option Term
----------------------------------------------------------------------------------------------------------- ----------------------
Name                     Number of Securities    % of Underlying          Exercise       Expiration           5% ($)      10% ($)
                                                 Options/SARs Granted     Price          Date
                         Underlying Options/     to Employees in Fiscal   ($/Share)
                         SARs Granted (#)        Year
------------------------ ----------------------- ------------------------ -------------- ------------------ ----------- ----------
Greg Manning (1)(3)             410,000                    22%                2.00             2/4/13        226,550     500,618
------------------------ ----------------------- ------------------------ -------------- ------------------ ----------- ----------
Larry Crawford (2)               75,000                    4%                 1.35            10/24/12        27,974     109,467
------------------------ ----------------------- ------------------------ -------------- ------------------ ----------- ----------
Carol Meltzer (1)                20,000                    1%                 2.00             2/4/13         11,051      24,420
------------------------ ----------------------- ------------------------ -------------- ------------------ ----------- ----------

(1) Options vest 50% on the date of grant and 25% on each of the first and second anniversaries of the date of grant.

(2) Options vest 33 1/3% on the date of grant and 33 1/3% on each of the first and second anniversaries of the date of grant.

(3) 185,000 of these options were cancelled effective July 31, 2002, and new options were granted on February 4, 2003. See footnotes 4 and 6 under "Summary Compensation Table", above.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

         The following table sets forth information regarding the exercise of stock options during the last fiscal year by the Named Officers in the Summary Compensation Table above and the fiscal year-end value of unexercised options.

----------------------------------------------------------------------------------------------------------
                                                                 Number of
                                                                 Securities              Value of
                                                                 Underlying          Unexercised In-
                                                                 Unexercised             The-Money
                                                              Options at June 30,    Options at June 30,
                              Shares                                2003                   2003
                            Acquired on         Value           Exercisable/           Exercisable/
    Name                     Exercise        Realized ($) (1)  Unexercisable (#)     Unexercisable ($)(2)
----------------------------------------------------------------------------------------------------------
Greg Manning                  100,000          94,500          205,000/205,000         51,250/51,250
----------------------------------------------------------------------------------------------------------
Gregory N. Roberts             None              N/A           337,500/337,500         84,375/84,375
----------------------------------------------------------------------------------------------------------
Thomas Davanzo                 None              N/A                NA/NA                   0/0
----------------------------------------------------------------------------------------------------------
Larry Crawford                 None              N/A            47,500/77,500          23,750/48,750
----------------------------------------------------------------------------------------------------------
Carol Meltzer                  None              N/A            16,250/13,750           10,500/4,375
----------------------------------------------------------------------------------------------------------

     (1) Represents the aggregate market value of the shares converted by the options on the date of exercise less the aggregate exercise price paid by the executive.

    (2) Assumes a fair market value for GMAI's common stock of $2.25, the closing market price per share of GMAI's common stock as reported by NASDAQ on June 30, 2003.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information known to GMAI with respect to the beneficial ownership of GMAI common stock as of October 24, 2003, by (1) all persons who are beneficial owners of 5% or more of GMAI common stock,
(2) each director and nominee, (3) the Named Officers in the Summary Compensation Table above, and (4) all directors and executive officers as a group.

      The number of shares beneficially owned is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of October 24, 2003, through the exercise or conversion of any stock option, convertible security, warrant or other right. Including those shares in the tables does not, however, constitute an admission that the named shareholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

Security Ownership of Certain Beneficial Owners

-------------------------------------------------------
                        Amount and Nature
  Name and Address of     Of Beneficial   Percent of
   Beneficial Owner         Ownership     Common Stock
-------------------------------------------------------
Greg Manning (1)
775 Passaic Avenue          1,916,250         7.3%
West Caldwell, New
Jersey 07006
----------------------- ---------------- --------------
Afinsa Bienes                                 71.5%
Tangibles, S.A.(2)         18,806,998
Lagasca 88
Madrid, Spain 28001
----------------------- ---------------- --------------

(1) Includes 1,700,000 shares of common stock and options to purchase 216,250 shares of common stock granted pursuant to the Plans, which are exercisable within 60 days of October 24, 2003. Does not include options to purchase 216,250 shares of common stock granted pursuant to the Plans, which are not exercisable within 60 days of October 24, 2003.

(2) Afinsa Bienes Tangibles, S.A. ("Afinsa") beneficially owns 18,806,998 shares of GMAI's common stock, including 309,612 shares held directly and 18,497,386 shares held through its wholly-owned subsidiary, Auctentia, S.L. ("Auctentia"). Auctentia beneficially owns 18,497,386 shares of GMAI's common stock, including 126,833 shares purchasable upon the exercise of warrants held by Auctentia. Based on information contained in the Amendment to Schedule 13D filed by Afinsa with the Securities and Exchange Commission, dated September 11, 2003, the Form 4 filed by Afinsa on October 14, 2003 and written representations made to the Company.

Security Ownership of Certain Beneficial Owners and Management


----------------------------------------------------------------------------------------------------
           Name and Address of                     Amount and Nature of          Percent of
            Beneficial Owner                      Beneficial Ownership (1)     Common Stock (2)
----------------------------------------------------------------------------------------------------
Greg Manning (3)                                          1,916,250                  7.30%
775 Passaic Avenue
West Caldwell, New Jersey 07006
----------------------------------------------------------------------------------------------------
Carlos de Figueiredo (4)                                 18,818,248                 71.50%
Lagasca 88
Madrid, Spain 28001
----------------------------------------------------------------------------------------------------
Gregory N. Roberts (5)                                     879,276                   3.30%
775 Passaic Avenue
West Caldwell, New Jersey 07006
----------------------------------------------------------------------------------------------------
Scott S. Rosenblum (6)                                     60,250                      *
919 Third Avenue
New York, New York 10022
----------------------------------------------------------------------------------------------------
Anthony Bongiovanni (7)                                    51,250                      *
104 Broadway
Denville, New Jersey 07834
----------------------------------------------------------------------------------------------------
Larry Crawford (10)                                        58,750                      *
775 Passaic Avenue
West Caldwell, New Jersey 07006
----------------------------------------------------------------------------------------------------
Carol Meltzer (8)                                          27,500                      *
775 Passaic Avenue
West Caldwell, New Jersey 07006
----------------------------------------------------------------------------------------------------
Mark B. Segall (11)                                        33,750                      *
251 West 89th Street
New York, New York 10004
----------------------------------------------------------------------------------------------------
Esteban Perez (9)                                          51,250                      *
Joaquin Maria Lopez
8 bis - 28015 Madrid, Spain
----------------------------------------------------------------------------------------------------
James M. Davin (12)                                        36,250                      *
1120 Park Avenue
New York, NY 10128
----------------------------------------------------------------------------------------------------
Jose Miguel Herrero (13)                                   16,250                      *
775 Passaic Avenue
West Caldwell, New Jersey  07006
----------------------------------------------------------------------------------------------------
All Executive Officers and Directors, as a group         22,053,074                  81.1%
----------------------------------------------------------------------------------------------------

*  Less than 1%

    (1) Except as otherwise indicated below, each named person has voting and investment power with respect to the securities owned by them.

    (2) Based on 26,117,585 shares outstanding at October 8, 2003, calculated in accordance with Rule 13d-3(d)(1)(I) under the Exchange Act.

    (3) Includes 1,700,000 shares of common stock and options exercisable within 60 days of October 24, 2003 to purchase 216,250 shares of common stock granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 216,250 shares granted pursuant to the 1997 Plan.

    (4) Mr. de Figueiredo is an immediate family member of a 50% shareholder of Afinsa. Afinsa owns 100% of the outstanding stock of Auctentia. Includes 18,806,998 shares beneficially owned by Afinsa, both directly and through Auctentia. Also includes options exercisable within 60 days of October 24, 2003 to purchase 11,250 shares granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 11,250 shares granted pursuant to the 1997 Plan.

    (5) Includes 530,526 shares of common stock. Also includes options exercisable within 60 days of October 24, 2003 to purchase 348,750 shares granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 348,750 shares granted pursuant to the 1997 Plan.

    (6) Includes 4,000 shares of common stock and options exercisable within 60 days of October 24, 2003 to purchase 56,250 shares of common stock. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 41,250 shares granted pursuant to the 1997 Plan.

    (7) Includes options exercisable within 60 days of October 24, 2003 to purchase 51,250 shares of common stock. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 36,250 shares granted pursuant to the 1997 Plan.

    (8) Includes options exercisable within 60 days of October 24, 2003 to purchase 27,500 shares of common stock. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 25,000 shares of common stock) granted pursuant to the 1997 Plan.

    (9) Includes 2,500 shares of common stock and options exercisable within 60 days of October 24, 2003 to purchase 48,750 shares of common stock granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003, to purchase 56,250 shares of common stock granted to Mr. Perez pursuant to the 1997 Plan. Mr. Perez is Chairman of the Board of Directors of Auctentia and GMAI. Auctentia is wholly owned by Afinsa. The shares of common stock beneficially owned by Auctentia are included in the figures set forth for Mr. de Figueiredo, above.

    (10) Includes options exercisable within 60 days of October 24, 2003, to purchase 58,750 shares of common stock granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 88,750 shares of common stock granted pursuant to the 1997 Plan.

    (11) Includes options exercisable within 60 days of October 24, 2003, to purchase 33,750 shares of common stock granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 33,750 shares of common stock granted pursuant to the 1997 Plan.

    (12) Includes options exercisable within 60 days of October 24, 2003, to purchase 36,250 shares of common stock granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 36,250 shares of common stock granted pursuant to the 1997 Plan.

    (13) Includes options exercisable within 60 days of October 24, 2003, to purchase 16,250 shares of common stock granted pursuant to the 1997 Plan. Does not include options not exercisable within 60 days of October 24, 2003 to purchase 16,250 shares of common stock granted pursuant to the 1997 Plan.

Performance Graph

    The following graph demonstrates a five year comparison of cumulative total returns for the Company's Common Stock and the Standard and Poor's 500 Stock Index. GMAI operates in a specialty market niche. Based on our review, there are no reasonably identifiable public competitors that have traded for a period of five years that directly operate in all the same markets as GMAI and are traded on the same exchange. Therefore, our comparison is limited to the Standard and Poor's 500 Stock Index.

    The graph assumes an investment of $100 on June 30, 1998 in GMAI and the stocks comprising the Standard & Poor's 500 Stock Index.

    COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN BETWEEN GREG MANNING AUCTIONS, INC. AND THE S&P 500 INDEX


                    1998    1999    2000    2001    2002    2003
                    ----    ----    ----    ----    ----    ----
            GMAI    100     963.83  530.11  101.2   69.88   108.43
            S&P     100     121.07  128.29  107.99  87.3    85.95

Equity Compensation Plan Information

The following table provides information as of June 30, 2003 with respect to the shares of the Company's common stock that may be issued under the Company's existing equity compensation plans.


                                                                                                   (c) Number of
                                                                                                     securities
                                                      (a) Number of                             remaining available
                                                     securities to be             (b)           for future issuance
                                                        issued upon        Weighted average         under equity
                                                        exercise of        exercise price of     compensation plans
                                                        outstanding      outstanding options,        (excluding
                                                    options, warrants    warrants and rights    securities reflected
Plan category                                           and rights                ($)              in column (a))
-------------                                           ----------                ---                 -----------
Equity compensation plans approved by security
       holders (1).............................          2,511,333               $1.97                 551,250

Equity compensation plans not approved by
       security holders........................             --                    --                     --

    (1) Consists of the 1993 Stock Option Plan, as amended (the "1993 Plan"), and the 1997 Plan.

Compensation Committee Interlocks and Insider Participation

      During the year ended June 30, 2003, the Compensation Committee consisted of Esteban Perez (Chairman), James Davin, Greg Manning and Scott S. Rosenblum. On September 24, 2003, Carlos de Figueiredo was also appointed to the Compensation Committee. Greg Manning is President and Chief Executive Officer of GMAI. Esteban Perez is Chairman of the Board of Directors and Chief Executive Officer of Auctentia, which, together with its affiliates, owned approximately 43% of the Company's common stock at June 30, 2003, and currently owns approximately 72% of the Company's common stock. Scott S. Rosenblum is a partner of the law firm Kramer Levin Naftalis & Frankel LLP, which provided legal services to GMAI during the year ended June 30, 2003 and continues to do so.


                REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD
                     OF DIRECTORS ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors (the "Committee"), subject to the approval of the Board of Directors, determines the compensation of the Company's three most highly compensated executive officers, including the Chief Executive Officer, and oversees the administration of executive compensation programs, except that stock option grants are made by the Stock Option Committee of the Board of Directors. During fiscal 2003, the Compensation Committee recommended to the Board amendments to the employment contracts of each of Mr. Manning, the Chief Executive Officer, and Mr. Crawford, the Chief Financial Officer, which amendments were approved by the Board. The terms of these new contracts are described below, under "Employment Agreement, Termination of Employment and Change-in-Control Arrangements".

     Executive Compensation Policies and Programs. The Company's executive compensation programs are designed to attract and retain highly qualified executives with outstanding leadership ability and experience. A significant portion of each executive's total compensation is variable and dependent upon the attainment of strategic and financial goals and individual performance.

     There are three basic components to the Company's compensation program: base pay; annual bonus; and equity compensation. Each component is addressed in the context of individual and Company performance, competitive conditions and equity among employees.

     Base Pay. Base pay is designed to be competitive, although conservative, as compared to salary levels for equivalent executive positions at similarly sized companies. An executive's actual salary within this competitive framework will vary based on responsibilities, experience, leadership, potential future contribution, and demonstrated individual performance (measured against strategic management objectives such as strengthening market share and profitability, and expanding the markets for the Company's products). The types and relative importance of specific financial and other business objectives vary among the Company's executives depending on their positions and the particular operations or functions for which they are responsible.

     Annual Bonus. Messrs. Manning and Crawford are entitled to receive non-discretionary bonuses pursuant to their respective contracts (see "Employment Contracts, Termination of Employment and Change-in-Control Arrangements", below"). Messrs. Manning and Crawford may receive additional discretionary bonuses, and Mr. Roberts may also receive a discretionary bonus, at the election of the Compensation Committee. In awarding discretionary bonuses, the Committee takes into account individual performance, Company performance, job responsibilities and market and other competitive factors.

     Equity Compensation. From time to time, the Stock Option Committee will determine to grant stock options to the Company's executives, based on past performance, the determination to provide additional incentive to the executive for future performance, and other factors. Such options are awarded at an exercise price equal to the fair market value of the Common Stock at the date of grant. Accordingly, the executive is only rewarded if the market price of the Common Stock appreciates. Options generally vest 50% immediately and 25% over each of the following two years. The size of previous grants and the number of options held are considered by the Stock Option Committee, but are not entirely determinative of future grants. Like base pay, the grant is set with regard to competitive considerations, and each executive's actual grant is based upon individual performance measured against the criteria described in the preceding paragraphs and the executive's potential for future contributions.

     Stock options are designed to align the interests of the Company's executives with those of shareholders by encouraging executives to enhance the value of the Company. In addition, through deferred vesting this component of the compensation system is designed to create an incentive for the individual executive to remain with the Company.

      Other Plans. Each of the executive officers is eligible to participate in any employee benefit plan and fringe benefit programs as GMAI may from time to time provide to its senior employees generally. Each of such individuals is also entitled to certain other benefits.

      GMAI currently maintains term life insurance policies on the lives of certain key employees, including Mr. Manning and Mr. Roberts. These policies allow for coverage of up to $7,000,000, with the benefits payable to GMAI.

      GMAI offers basic health, major medical and life insurance to its employees, including its executive officers. GMAI maintains an employee savings plan under Section 401(k) of the Internal Revenue Code. Employees, including executive officers, are eligible to participate in the plan after six months of service and become fully vested after five years of service. Employee contributions are discretionary to a maximum of 15% of compensation. For the fiscal year ended June 30, 2003, GMAI contributed an amount equal to 10% of all eligible contributions by employees, up to a maximum annual contribution of $500 per participating employee.


      Chief Executive Officer. In reviewing Mr. Manning's performance and negotiating a new contract with him during fiscal 2003, the Committee focused primarily on Mr. Manning's significant efforts towards increasing the profitability of the Company and expanding it through the proposed transactions with Auctentia, as well as the additional responsibilities anticipated to be imposed upon him as a result of the consummation of such transactions. The Committee noted continued progress toward the achievement of various objectives such as earnings growth, operational efficiencies, and growth in product offerings. Mr. Manning recused himself from all discussions and votes regarding his amended contract and the compensation set forth therein.


Members of the Compensation Committee during fiscal 2003:

Esteban Perez, Chairman
James Davin
Greg Manning
Scott S. Rosenblum

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

      GMAI is a party to an employment agreement with Mr. Manning, as amended, which provides for his services as President and Chief Executive Officer. Under the most recent amendment, which is effective July 1, 2002 and terminates on June 30, 2005, Mr. Manning is entitled to receive an annual salary of $400,000 beginning July 1, 2002, $450,000 beginning July 1, 2003 and $500,000 beginning July 1, 2004, plus an annual cash bonus equal to 10% of the company's pre-tax income (as defined) between $500,000 and $7,500,000. Pre-tax income means the net income of GMAI for the fiscal year before federal income taxes and bonuses paid to Mr. Manning under his agreement or under any other executive employment agreement entered into by GMAI, determined in accordance with generally accepted accounting principles consistently applied as determined by GMAI's independent auditors.

      On February 4, 2003, Mr. Manning was granted an additional 225,000 stock options, exercisable at $2.00 per share and vesting 50% on the date of grant and 25% on each of the first and second anniversaries of the date of grant.

      GMAI has entered into an employment agreement with Mr. Crawford to serve as Chief Financial Officer, effective April 23, 2001. The agreement provides for a salary of $150,000 per annum, plus a quarterly bonus of $12,500 in the event GMAI's pre-tax income (as defined) equals or exceeds $50,000. In October 2002, the company entered into an amendment to the employment agreement with Mr. Crawford, which extended the term through June 30, 2006. Mr. Crawford's base salary will increase to $160,000 on May 1, 2003; to $175,000 on May 1, 2004; and to $190,000 on May 1, 2005. Mr. Crawford was also granted an additional 75,000 stock options on October 23, 2002 at an exercise price of $1.35 per share, the fair market value on the date of grant. These options vest 33 1/3 % on the date of grant and 33 1/3% on each of the first and second anniversaries of the date of grant.

      Mr. Roberts has entered into an employment agreement providing for his services as President of Spectrum, which originally terminated on February 18, 2005. The agreement provides for a salary of $300,000 per annum, increasing to $400,000 per annum effective February 18, 2004. In June 2002, the Company entered into an amendment to the employment agreement with Mr. Roberts. Under the terms of the amendment, the employment term has been extended for an additional three years, to February 18, 2008; Mr. Roberts is entitled to receive a salary of $500,000 for the sixth year, $550,000 for the seventh year, and $600,000 for the eighth year; and Mr. Roberts was granted an additional 500,000 stock options, which were exercisable at $2.00 per share and vested over four years. (These options were cancelled pursuant to the Company's exchange offer. See footnote 4 to the "Summary Compensation Table", above.) Mr. Roberts also received a loan in the amount of $600,000 the repayment of which can be forgiven under certain circumstances. In the event of the termination by Spectrum of Mr. Roberts' employment without "cause" or by Mr. Roberts with "good reason" (each as defined), Mr. Roberts is entitled to receive the balance of his base salary throughout the term of the amended contract, among other things. In the event that pursuant to Section 5.1 of the Merger Agreement, dated December 8, 1999, among Spectrum, GMAI and Mr. Roberts, among others, the original sellers of the stock of Spectrum to GMAI no longer have the right to nominate two members of the board of directors of GMAI, then, so long as Mr. Roberts is employed by Spectrum, Mr.

Roberts will be entitled to nominate two members of the board of directors of GMAI, provided that such persons are reasonably acceptable to GMAI.

      Each of Messrs. Manning, Crawford and Roberts is eligible to participate in any employee benefit plan and fringe benefit programs, if any, as GMAI may from time to time provide to its senior employees generally. Each of such individuals is also entitled to certain other benefits, including those payable in the event of termination of employment under certain circumstances.

      GMAI currently maintains term life insurance policies on the lives of certain key employees, including Mr. Manning and Mr. Roberts. These policies allow for coverage of up to $7,000,000, with the benefits payable to GMAI.

      GMAI offers basic health, major medical and life insurance to its employees. GMAI maintains an employee savings plan under Section 401(k) of the Internal Revenue Code. Employees are eligible to participate in the plan after six months of service and become fully vested after five years of service. Employee contributions are discretionary to a maximum of 15% of compensation. For the fiscal year ended June 30, 2003, GMAI contributed an amount equal to 10% of all eligible contributions by employees, up to a maximum annual contribution of $500 per participating employee.

      GMAI has adopted no other retirement, pension or similar program.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      GMAI and its wholly owned subsidiary, GMAI Auctentia Central de Compras, S.L. ("CdC"), are parties to separate agreements with Afinsa, each dated August 1, 2003, pursuant to which GMAI and CdC have agreed to act as exclusive suppliers of collectibles for Afinsa, on a worldwide basis. Under the agreements, GMAI is to act on behalf of Afinsa in the United States and Hong Kong, and CdC is to act in all other geographic locations. Afinsa is engaged, among other things, in commercial and trading activities involving collectibles throughout Europe, and has business relationships with a substantial number of long-term clients, the ultimate purchasers of the goods to be provided by the Company. The purchasing agreements have a five-year term, terminable by either party upon six months' notice after the expiration of the first year of the agreement. In addition to paying the purchase price for the goods sold to Afinsa under the contracts, Afinsa has agreed to pay to the Company an amount equal to 10% of the aggregate purchase price of all such goods sold.

      Under an agreement dated March 15, 2003, GMAI sold all of its outstanding interest in GMAI-Asia.com, Inc. ("GMAI-Asia") to Afinsa for $2,035,000, consisting of 8,140,000 shares of GMAI-Asia.com common stock (the "Asia Shares"). The proceeds from the sale were used to pay off all amounts outstanding under GMAI's revolving line of credit with Afinsa. GMAI-Asia combines traditional and Internet capabilities to engage in philatelic and collectible auction and merchant/dealer businesses in China and South-East Asia.

      During the year ended June 30, 2003, GMAI purchased approximately $202,000 of stamp inventory from Afinsa.

      On May 20, 2003, GMAI, issued to The Tail Wind Fund Ltd. ("Tail Wind") 242,718 shares of stock of the Company in exchange for 2,707,239 shares of stock of GMAI-Asia owned by Tail Wind. This transaction was entered into in accordance with a Securities Purchase Agreement between GMAI and Tail Wind (the "Purchase Agreement"), dated as of May 14, 2001, pursuant to which Tail Wind had the right under certain circumstances to require such exchange. Pursuant to Section 2.2 of the Purchase Agreement, in the event Tail Wind exercised its right to exchange its shares of GMAI-Asia for shares of GMAI, the valuation of the shares of GMAI stock (and therefore, the number of GMAI shares Tail Wind was to receive) was to be based on a 20-trading day average closing bid price of GMAI's immediately preceding a specified date, in this case March 19, 2003. In accordance with the terms of the Purchase Agreement the shares were valued at $2.06 per share. The shares of stock of the Company issued to Tail Wind are subject to certain registration rights under the Purchase Agreement and a Registration Rights Agreement between the Company and Tail Wind, among others, dated as of January 25, 2000. The Company has filed a registration statement covering such shares.

      On April 17, 2003, GMAI entered into a revolving credit agreement with Banco Santander Central Hispano, S.A. for a credit facility of up to $2,500,000. The agreement has been guaranteed by Afinsa and requires that Auctentia, S.A. maintain at least 43% of all of authorized, issued and outstanding shares of voting stock of GMAI. The agreement expires on April 12, 2004.

      On June 17, 2002, GMAI entered into an amendment to the employment agreement with Mr. Roberts, a director of GMAI. In connection with the amendment, GMAI made available to Mr. Roberts a non-interest bearing loan in the amount of $600,000. The loan is required to be repaid on an actual basis in three equal installments commencing February 18, 2006; provided that if Mr. Roberts is employed by GMAI on the date that an installment is due, that installment payment will be forgiven, and that if his employment is terminated for death, disability, without cause or by Mr. Roberts with good reason (as defined), then the entire loan will be forgiven at the date of termination. If Mr. Robert's employment terminates for cause or by Mr. Roberts without good reason, then the outstanding amount of the loan will accelerate and be due and payable within 30 days of termination. An aggregate of $600,000 has been disbursed under the loan agreement to date.

      In addition, in March 2002, GMAI made a loan to Mr. Roberts in the amount of $50,000, bearing interest at the rate of 7% per annum. The board of directors subsequently determined to forgive the repayment of this loan (and all accrued interest) and to allow Mr. Roberts to retain the proceeds as additional compensation. GMAI also paid Mr. Roberts a loan guarantee fee of $9,000.

      In the last fiscal year, sales of approximately $703,000 (less than 1% of revenues) were made to an equity method invested of GMAI, former stockholders of Spectrum, and/or entities in which they had an ownership interest, all of whom are current stockholders of GMAI. Payments made to these entities approximated $6,000 for the last fiscal year.

      Esteban Perez, Chairman of the Board of Directors of GMAI, is Chairman of the Board of Directors and Chief Executive Officer of Auctentia. Carlos de Figueiredo, also a director of GMAI, is an immediate family member of the owner of 50% of the outstanding shares of common stock of Afinsa. Ramon Egurbide, CEO, European Operations, is also CEO and Member of the Board of Auctentia.

      Scott S. Rosenblum, a director of GMAI, is a partner of the law firm Kramer Levin Naftalis & Frankel LLP, which provides legal services to GMAI. Anthony L. Bongiovanni, Jr., also a director of GMAI, is president of Micro Strategies, Incorporated, which provides computer services to GMAI.

PROPOSAL 2 - APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee of the Board of Directors has appointed Amper, Politziner & Mattia P.C. ("APM") as independent accountants to examine the Company's consolidated financial statements for the fiscal year ending June 30, 2004 and to render other professional services as required. The Audit Committee is submitting the appointment of APM to shareholders for ratification. APM also served as the Company's independent public accountant for the years ended June 30, 2003, 2002 and 2001.

      One or more representatives of APM are expected to be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and to respond to appropriate questions from stockholders.

      Shareholder ratification of the selection of AMP as the Company's independent public accountant is not required by the Company's Bylaws or otherwise. However, the Audit Committee of the Board is submitting the selection of APM to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will consider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

      This proposal requires the affirmative vote of a majority of the shares of common stock present at the annual meeting (or represented by proxy) and entitled to vote thereon.

Fees Paid to Amper Politziner & Mattia P.C.

The following table shows the fees paid or accrued by the Company for the audit and other services provided by APM for the most recent two fiscal years.


Type of Service              2003       2002
                             ----       ----
  Audit Fees (1)          $ 104,000  $ 132,000
  Audit-Related Fees (2)    281,000     18,000
  Tax Fees (3)               60,000     65,000
  All Other Fees (4)          8,000      7,000
                          ---------------------
                          $ 453,000  $ 222,000

(1) Comprised of the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements.

(2) Comprised of services rendered in connection with the acquisition of cash, inventory and European companies from Auctentia, S.L. and consultations regarding financial accounting and reporting.

(3) Comprised of services for tax compliance, tax return preparation, tax advice, and tax planning.

(4)    Fees related to other filings with the SEC, including consents.


    In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company's principal accountants must be approved in advance by the Audit Committee. As provided in the Sarbanes-Oxley Act, all audit and non-audit services to be provided after May 6, 2003 must be pre-approved by the Audit Committee in accordance with these policies and procedures. Based in part on consideration of the non-audit services provided by APM during fiscal year 2003, the Audit Committee determined that such non-audit services were compatible with maintaining the independence of APM.

     Notwithstanding anything to the contrary set forth in any of the Company's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, the following Report of the Audit Committee shall not be incorporated by reference into any such filings and shall not otherwise be deemed filed under such acts.

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has:

    o   Reviewed and discussed the audited financial statements with management.

    o Discussed with the independent auditors the matters required to be discussed by SAS 61.

    o Received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, and has discussed with the independent auditors the auditors' independence.

    o Based on the review and discussions above, recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year for filing with the Securities and Exchange Commission.


Members of the Audit Committee at the time of filing the Company's Annual Report on Form 10K:

      James M. Davin. Chairman
      Mark B. Segall
      Scott S. Rosenblum

SHAREHOLDER PROPOSALS

      Shareholder proposals intended to be considered as of the next annual meeting of stockholders must be received by GMAI, addressed to the attention of GMAI's corporate secretary, at its offices at 775 Passaic Avenue, West Caldwell, New Jersey 07006, no later than 120 days prior to the first anniversary of the date of this proxy statement, in order to be included in GMAI's proxy statement relating to that meeting.


OTHER BUSINESS

      The board of directors is not aware of any other matter that is to be presented to stockholders for formal action at the annual meeting. If, however, any other matter properly comes before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy card to vote proxies in accordance with their judgment on such matters.


OTHER INFORMATION

      Although it has entered into no formal agreements to do so, GMAI will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy-soliciting materials to their principals. The cost of soliciting proxies on behalf of the board of directors will be borne by GMAI. Proxies will be solicited principally through the mail but, if deemed desirable, may also be solicited personally or by telephone, telegraph, facsimile transmission, or special letter by directors, officers and regular employees of GMAI without additional compensation.

      It is important that your stock be represented at the annual meeting whether or not you expect to attend. The board of directors urges you to complete, date, sign, and return the enclosed proxy card in the enclosed postage-paid reply envelope. Your cooperation as a shareholder, regardless of the number of shares of stock you own, will reduce the expenses incident to a follow-up solicitation of proxies.

      If you have any questions about voting your shares, please telephone GMAI at (973) 882-0004.

                                          Sincerely,

                                          /s/ MARTHA HUSICK
                                          ---------------------
                                          MARTHA HUSICK
                                          Secretary
West Caldwell, New Jersey
October 24, 2003

                                   PROXY CARD

                           GREG MANNING AUCTIONS, INC.

                         ANNUAL meeting of STOCKholders



                      THIS PROXY IS SOLICITED ON BEHALF OF

                             THE BOARD OF DIRECTORS

      The undersigned stockholder of Greg Manning Auctions, Inc. ("GMAI") hereby revokes all previous proxies, acknowledges receipt of the notice of annual meeting of stockholders and the related proxy statement, and appoints Greg Manning and Larry Crawford, and each of them, as proxies of the undersigned, with full power of substitution to vote all shares of GMAI's common stock that the undersigned is entitled to vote at the annual meeting of stockholders to be held at the offices of Greg Manning Auctions, Inc., 775 Passaic Avenue, West Caldwell, New Jersey 07006, on Tuesday, December 16, 2003, at 10:00 AM Eastern Standard Time, and at any adjournments thereof. The shares represented by the proxy may only be voted in the manner specified below.

       1. To elect three directors to serve for terms of three years and until their respective successors have been duly elected and qualified.


            FOR To WITHHOLD authority to vote for any nominees, enter their name or names below:

Esteban Perez           |_|   _____________________________________________

Scott S. Rosenblum      |_|   _____________________________________________

Anthony L. Bongiovanni  |_|   _____________________________________________

2. To ratify the appointment of Amper, Politziner & Mattia P.C. as GMAI's independent public accountants for the fiscal year ending June 30, 2004.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

3. To transact such other business as may properly come before the annual meeting and any adjournment or adjournments thereof.

            FOR |_|           AGAINST |_|       ABSTAIN |_|

      The board of directors recommends you vote "FOR" the above proposals.

      This proxy when properly executed will be voted in the manner directed above. In the absence of direction for the above proposal, this proxy will be voted "FOR" that proposal.

                        (Continued on the other side.)

      PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

      Please print the shareholder name exactly as it appears on this proxy. If the shares are registered in more than one name, the signature of each person in whose name the shares are registered is required. A corporation should sign in its full corporate name, with a duly authorized officer signing on behalf of the corporation and stating his or her title. Trustees, guardians, executors, and administrators should sign in their official capacity, giving their full title as such. A partnership should sign in its partnership name, with an authorized person signing on behalf of the partnership.

                                    Dated: ____________, 2003


                                    ------------------------------------------
                                    (Print Name)


                                    ------------------------------------------
                                    (Authorized Signature)


      I plan to attend the annual meeting in person:

                        |_|   Yes

                        |_|   No

ANNEX A


                         GREG MANNING AUCTIONS, INC.


                 Amended and Restated Audit Committee Charter
            (as approved by the Board of Directors on July 31, 2003)

      This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Greg Manning Auctions, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Membership; Organization

      The membership of the Committee shall consist of three or more directors as determined by the Board, each of whom shall be free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence requirements for serving on audit committees as set forth in the listing standards of the Nasdaq National Market (the "Nasdaq"). In addition, each Committee member shall meet the requirements for "financial literacy" and at least one member shall have "accounting or related financial management expertise", as such terms are defined in the applicable listing standards of the Nasdaq.

      Members of the Committee shall be appointed by the Board. The Board may remove members of the Committee with or without cause at any time. Unless a chairman of the Committee is appointed by the Board, the members of the Committee shall elect a chairman of the Committee by majority vote of the full Committee membership. The chairman shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, making regular reports to the Board, and maintaining regular liaison with the Chief Executive Officer, Chief Financial Officer, the lead independent audit partner, and the director of internal audit.

      The Committee shall meet at least four times annually or more frequently as circumstances dictate. A majority of the members shall constitute a quorum. If a quorum is present, a majority of the members present shall decide any question brought before the Committee. The chairman of the Committee may call a meeting of the Committee upon due notice to each other member at least twenty-four hours prior to the meeting and any member of the Committee may do so upon due notice at least forty-eight hours prior to the meeting.

      The Committee shall maintain free and open communication (including private executive sessions at least annually) with the independent auditors, the internal auditors, and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personnel, and outside professionals. The Committee may retain such independent counsel and other advisors as it determines are necessary to carry out its duties. The Company shall provide such funding as the Committee determines is appropriate in connection with the retention of such advisors and the compensation of any independent auditor for audit, review or attest services, as well as for the ordinary administrative expenses of the Committee in carrying out its duties. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board), and (iii) representations made by management as to all audit and non-audit services provided by the auditors to the Company.

Responsibilities

      The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. Each such firm shall report directly to the Committee. The Committee shall also be responsible for overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

      The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members. The Committee's job is one of oversight. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements. Management and the internal auditing department are responsible for maintaining appropriate accounting and financial reporting principles and practices and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the annual financial statements, reviewing the Company's quarterly financial statements prior to the filing of each quarterly report on Form 10-Q, and other procedures.

      Although the Board and the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

        o Retaining the independent auditors to audit the annual financial statements of the Company (subject to shareholder ratification, if applicable) and review the quarterly financial statements of the Company. Although the Committee has the sole authority to appoint the independent auditor, the Committee will continue the longstanding practice of recommending that the Board ask the Company's stockholders at their annual meeting to approve the Committee's selection of independent auditor.

        o Evaluating the performance of the independent auditors, determining the compensation of the independent auditors and, where appropriate, recommending the replacement of such auditors.

        o Either (i) approving, in advance, the engagement of the independent auditors to perform any audit or permissible non-audit service or
            (ii) establishing pre-approval policies and procedures for such services in accordance with Rule 2-01(c)(7) of Regulation S-X. The Committee shall not approve the engagement of the independent auditors to render any of the non-audit services which are prohibited by Rule 2-01(c)(4) of Regulation S-X.

        o Annually obtaining from the independent auditors a formal written statement describing all relationships between the auditors and the Company, addressing the matters set forth in Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships that may impact the objectivity and independence of the auditors and shall consider whether the independent auditors' provision of permissible non-audit services to the Company, if any, is compatible with the auditors' independence. The Committee shall take appropriate actions to satisfy itself as to the auditors' independence.

        o Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61, as modified or supplemented, and consideration of the quality of the Company's accounting principles as applied in its financial reporting. Such discussions may include a review of particularly sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments, review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures, and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K (or the Annual Report to Stockholders, if distributed prior to the filing of the Form 10-K).

        o Obtaining from the independent auditors timely (in accordance with Rule 2-07 of Regulation S-X) reports regarding critical accounting policies and procedures to be used in an audit, all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management (including the ramifications of the use of the alternative disclosures and treatments and the treatment preferred by the independent auditors), and other material written communications between the independent auditors and management (such as any management letters provided by the auditors and any Company response to such letters and any schedules of unadjusted differences).

        o Preparing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission, and submitting such report to the Board for approval.

        o Overseeing the relationship with the independent auditors, including discussing with the auditors the planning and staffing of the audit and the nature and rigor of the audit process, receiving and reviewing audit reports, reviewing with the auditors any problems or difficulties the auditors may have encountered in carrying out their responsibilities, and providing the auditors full access to the Committee and the Board to report on all appropriate matters.

        o Providing oversight of the Company's auditing, accounting and financial reporting principles, policies, controls, procedures and practices, and reviewing significant changes to the foregoing as suggested by the independent auditors, internal auditors or management.

        o Reviewing with management and the independent auditors the interim financial information prior to the Company's filing of each Form 10-Q; this review shall be done by the Committee as a whole or through the Committee chairman.

        o Annually obtaining from the independent auditors a formal written statement of the fees billed for audit services, audit-related services, tax services and all other services rendered by the independent auditors for the most recent fiscal year, as well as the nature of the services comprising the fees disclosed under each category other than audit fees, the percentage of hours expended on the audit engagement that were attributed to persons other than the auditors' full-time, permanent employees (if greater than 50%) and the percentage of services under each category (other than audit fees) that were approved by the Committee after the provision of services under the "de minimis" safe harbor of Rule 2-01(c)(7) of Regulation S-X.

        o Reviewing and approving all "related party" transactions which would be required to be disclosed under Item 404 of Regulation S-K.

        o Discussing with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal audit controls and procedures and the internal audit function's organization, responsibilities, plans, results, budget and staffing, as well as providing oversight to internal audit activities, including review of significant reports prepared by the internal auditors, and management's response.

        o Reviewing any disagreements between management and the independent auditor in connection with the preparation of the financial statements. The Committee shall resolve any disagreements between management and the independent auditor regarding financial reporting. The

            Committee shall review any significant difficulties reported by the independent auditor in conducting the audit, including any restrictions on the scope of work or access to required information.

        o Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

        o Evaluating the rotation of the independent auditor as well as the rotation of the lead audit and reviewing partners at the independent auditor. The Committee shall confirm, in consultation with the independent auditor, that the lead audit and reviewing partners assigned by the independent auditor have been rotated in compliance with Rule 2-01(c)(6) of Regulation S-X.

        o Establishing and maintaining procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting or auditing matters.

        o Establishing and maintaining procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

        o Reviewing and investigating any matters pertaining to the integrity of management, including conflicts of interests or adherence to standards of business conduct as required in the Company's policies, including the Company's Code of Ethics for the Chief Executive Officer and senior financial officers and any other code of business conduct that may be in effect from time to time the Company's Code of Business Conduct and Ethics. The Committee shall review and assess the adequacy of all such codes from time to time.

        o Reviewing and recommending appropriate insurance coverage for directors and officers.

        o Reporting its activities to the full Board and making such recommendations with respect to the above and any other matters as the Committee may deem necessary or appropriate.